NOTICE AND SUPPLEMENT DATED MARCH 1, 2023
To certain variable product prospectuses
ISSUED BY
Allianz Life Insurance Company of North America
Allianz Life Variable Account B
and
Allianz Life Insurance Company of New York
Allianz Life of NY Variable Account C
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Investment Option Reorganization
On December 12, 2022, the Board of Trustees of JPMorgan Insurance Trust approved a proposal to reorganize the Portfolio listed below (the “Acquired Fund”) into a newly organized series (the “Acquiring Fund”) of Lincoln Variable Insurance Products (“LVIP”) which is substantially similar to the Acquired Fund (the “Reorganization”).
Acquired Fund	Acquiring Fund
JPMorgan Insurance Trust Core Bond Portfolio	LVIP JPMorgan Core Bond Fund
The Acquiring Fund’s investment adviser will be Lincoln Investment Advisors Corporation, and it is anticipated that J.P. Morgan Investment Management Inc. (“JPMIM”) will be retained as the sub-adviser to the Acquiring Fund upon consummation of the Reorganization. As a result of the Reorganization, the Acquired Fund’s shareholders would receive, in exchange for their shares in the Acquired Fund, an equal value of shares of the Acquiring Fund.
The Reorganization is subject to the approval of the Acquired Fund’s shareholders at a special shareholder meeting to be held on or about March 15, 2023. If shareholder approval of the Reorganization is obtained, the Reorganization is expected to take place on or about the close of business on May 1, 2023.
More detailed information about the Reorganization will be provided in the proxy statement, to be mailed to each shareholder. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

PRO-010-0422
(VSN-400, VSN-159, CNT-400, CNT-062-WW, VNY-400, VNY-146)